STOCK PURCHASE AGREEMENT

     STOCK PURCHASE AGREEMENT, dated effective as of October 28, 2005 (this "Agreement"), between First Mutual Bancshares, Inc., a Washington corporation ("FMSB"), and ____________________________, and ________________________________ (each a "Seller" and together "Sellers").

RECITALS

      FMSB desires to purchase from Sellers, and Sellers desire to sell to FMSB, ________________ shares of shares of FMSB common stock (the "Common Stock") (with _________ selling ________________shares and ____________ selling _______________ shares, collectively, the "Shares"), upon the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises, and the mutual covenants and agreements herein set forth, the parties hereto hereby agree as follows:

ARTICLE I
PURCHASE AND SALE OF SHARES

     SECTION 1.1 Purchase and Sale of Shares. At the Closing, upon the terms and subject to the conditions of this Agreement, Sellers shall sell, transfer and deliver to FMSB, and FMSB shall purchase from Sellers, all of the Shares. The purchase price per share shall be $25.37, which is the average closing share price for FMSB common stock as listed on the Nasdaq stock exchange for the last thirty trading days on which the stock traded prior to the effective date of this Agreement as set forth above (the "Purchase Price"). The Purchase Price shall be paid in cash, in its entirety, by wire transfer in immediately available funds, to one or two accounts designated by each of ______________ and ______________ ______________.

     SECTION 1.2 Closing Date. The closing of the purchase and sale of the Shares (hereinafter called the "Closing") shall take place on November 4, 2005.

     SECTION 1.3 Transactions to be Effected at the Closing. At the Closing, FMSB shall deliver the Purchase Price to the Sellers against delivery of the Shares to FMSB. Each Seller shall deliver certificates for the Shares being sold by it endorsed in blank or accompanied by stock powers endorsed in blank with signatures guaranteed by a bank or trust company or broker-dealer that is a member of the New York Stock Exchange, all in form reasonably acceptable to FMSB.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF SELLERS

     SECTION 2.1 Authorization and Validity of Agreement. Each Seller has all requisite power to execute, deliver and perform under this Agreement. The execution, delivery and performance by each Seller of this Agreement and the consummation by each Seller of the transactions contemplated hereby have been duly authorized by all necessary action. This Agreement has been duly executed and delivered by each Seller and, assuming due authorization, execution and delivery by FMSB, is a legal, valid and binding obligation of each Seller, enforceable against each Seller in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

     SECTION 2.2 No Conflict. The execution and delivery by each Seller of, and the performance by each Seller of its obligations under, this Agreement will not contravene or conflict with any provision of applicable law, or the certificate of incorporation, by-laws or other constitutive documents of such Seller, or any agreement or other instrument binding upon such Seller or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Seller, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Seller of its obligations under this Agreement.

     SECTION 2.3 Ownership of Shares. As of the date hereof and at the Closing Date, each Seller owns and will own, beneficially and of record, all of the Shares being sold by it, free and clear of all security interests, liens, claims, pledges, agreements, limitations in voting rights, charges or other encumbrances of any nature whatsoever (collectively, "Liens"). At the Closing Date, each Seller will transfer to FMSB good and marketable title to the Shares being sold by it, free and clear of all Liens.

     SECTION 2.5 No Liability. Each Seller expressly acknowledges that it is not relying upon any information, representation or warranty by FMSB in determining to sell the Shares and that FMSB has not made any representations or warranties to the Sellers in connection therewith except as set forth herein. Each Seller represents that it is a sophisticated seller and/or has a sophisticated representative with respect to the sale of Shares and acknowledges that it has, independently and without reliance upon FMSB, and based on such documents and information as such Seller has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and prospects of FMSB and the merits and consequences of its sale of the Shares and made its own decision with respect to its sale of the Shares. Each Seller represents that it has consulted to the extent deemed appropriate by it with its own advisers as to the financial, tax, legal and related matters concerning a sale of the Shares and on that basis understands the financial, legal, tax and related consequences of a sale of the Shares, and believes that a sale of the Shares is suitable and appropriate for it.

     SECTION 2.6 Brokers. No Seller has agreed to or become obligated to pay, or has taken any action that might result in any person or entity claiming to be entitled to receive, any brokerage commission, finder's fee or similar commission or fee in connection with any of the transactions contemplated by this Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF BUYER

     SECTION 3.1 Authorization and Validity of Agreement. FMSB has all requisite corporate power to execute, deliver and perform under this Agreement. The execution, delivery and performance by FMSB of this Agreement and the consummation by FMSB of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by FMSB and, assuming due authorization, execution and delivery by each Seller, is a legal, valid and binding obligation of FMSB, enforceable against FMSB in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

     SECTION 3.2 Execution. The execution and delivery by FMSB of, and the performance by FMSB of its obligations under, this Agreement will not contravene any provision of applicable law, or the certificate of incorporation, by-laws or other constitutive documents of FMSB, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over FMSB, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by FMSB of its obligations under this Agreement.

ARTICLE IV
MISCELLANEOUS

     SECTION 4.1 Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, each party hereto agrees to pay or cause to be paid all expenses incident to the preparation for and performance of its obligations under this Agreement.

     SECTION 4.2 Further Assurances. Each party hereto shall execute and/or cause to be delivered to each other party hereto such instruments and other documents, and shall take such other actions, as such other party may reasonably request for the purpose of carrying out or evidencing any of the transactions contemplated by this Agreement.

SECTION 4.3 Notices. All statements, requests, notices and agreements hereunder shall be in writing, and (i) if to any Seller shall be delivered or sent by mail or email transmission to ______________________________(Email:    -   -    ) or (ii) if to FMSB, shall be delivered or sent by mail or telecopy transmission to First Mutual Bancshares,

Inc., 400 108th Avenue N.E., Bellevue, Washington 98004, Attention: Janine Berryman (Email: Janine.berryman@firstmutual.com. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

     SECTION 4.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

     SECTION 4.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington without regard to conflicts of laws principles thereof.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SELLER:	FIRST MUTUAL BANCSHARES, INC.

By: John R. Valaas Its: President and Chief Executive Officer